Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CPS Technologies Corporation (the "Company") on Form 10-Q for the nine month period ended September 29, 2012 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Grant C. Bennett, President and Chief Executive Officer of the Company, and I, Ralph M. Norwood, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 9, 2012
/s/ Grant C. Bennett
Grant C. Bennett
President and Chief Executive Officer

Date: November 9, 2012
/s/ Ralph M. Norwood
Ralph M. Norwood
Chief Financial Officer